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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                  FORM 8-K/A



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) July 10, 2001



                         BAY VIEW CAPITAL CORPORATION
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            (Exact name of Registrant as specified in its Charter)



            Delaware                    001-14879              94-3078031
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   (State or other jurisdiction     (Commission File         (IRS Employer
         of incorporation)               Number)          Identification No.)



     1840 Gateway Drive, San Mateo, California                     94404
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     (Address of principal executive offices)                    (Zip Code)




       Registrant's telephone number, including area code (650) 312-7200


                                      N/A
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  (Former name, former address, and former fiscal year, if changed since last report)

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Item 4. Changes in Registrant's Certifying Accountant

a) On July 10, 2001, Bay View Capital Corporation (the "Company") terminated KPMG LLP as principal accountants and engaged Arthur Andersen LLP ("AA") as the Company's principal accountants for the fiscal year ending December 31, 2001. The decision to change principal accountants was approved by the Audit Committee of the Company's Board of Directors.

   In connection with the audits of the two fiscal years ended December 31, 2000 and the interim period of 2001 preceding the Company's decision, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference to the subject matters of the disagreements in connection with their opinion; and there were no reportable events as described in Item 304 (a) (1) (v) of the Securities and Exchange Commission's Regulation S-K.

   The audit reports of KPMG LLP on the Company's consolidated financial statements as of and for the years ended December 31, 2000, 1999 and 1998, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

   The Company requested that KPMG LLP furnish the Company with a letter, as promptly as possible, addressed to the Securities and Exchange Commission, stating whether they agree with the statements made in this Item 4, and if not, stating the respects in which they do not agree. A copy of such letter, dated July 17, 2001 and which was received on July 18, 2001, is filed as
   Exhibit 16 to this Form 8-K/A.

b) Effective July 10, 2001, the Company has engaged AA as its principal accountant for 2001. During 1998, 1999 and 2000 and the interim period of 2001 preceding the Company's decision, neither the Company nor anyone acting on its behalf consulted with AA regarding (i) either the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement with KPMG LLP or a reportable event with respect to KPMG LLP.




Item 7. Financial Statements and Exhibits



c) Exhibits



   16 Letter of KPMG LLP dated July 17, 2001

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             BAY VIEW CAPITAL CORPORATION
                                             ----------------------------
                                             Registrant



DATE: July 26, 2001                          BY: /s/ John W. Rose
                                                 ----------------------
                                                 John W. Rose
                                                 Executive Vice President,
                                                 Chief Financial Officer


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                                 EXHIBIT INDEX


Exhibit Number                                      Description
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      16                                Letter of KPMG LLP dated July 17, 2001

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